16. Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

NOTE 16. SUBSEQUENT EVENTS

On October 1, 2020, $35,000 of a convertible debenture was converted at $0.3172 into 110,340 common shares of the Company and the remainder of this $78,000 debenture was repaid in full with interest on October 6, 2020 in the amount of $64,669.87.

The Company entered into a cooperation agreement with Klonetics Plant Science Inc., a Company that engages in the business of genetic research and development, tissue culture propagation, plantlet production, ready to flower production within the cannabis industry throughout the world. The parties consider it advantageous to pool their respective experience, expertise, knowhow and capabilities in the area of land acquisition, financing, development, operations, and respective areas of industry focus. The parties wish to commence their intended long-term cooperation by pursuing projects in selected areas of focus initially before extending it to a larger scale merger between the parties, which may be discussed at a later date with terms to be determined and agreed by the parties. CannapharmaRx will invest up to a maximum percentage of Thirty Percent (30%) of the issued and outstanding shares of Klonetics. On October 6, 2020, CannapharmaRx Inc invested $50,000 CAD in exchange for 83,333 Class A Common Shares at $0.60 CAD per share.

On October 21, 2020, we executed a Common Stock Purchase Agreement with Granite Global Value Investments Ltd. (“Granite”) whereby Granite would agree to purchase $4,000,000 of our Common Stock at a price equal to 80% of the lowest trading price of the prior ten trading days. Triton would purchase shares of our Common Stock in tranches of between $25,000 and $250,000. In order to consummate this financing, we will be required to file, and have declared effective, a Registration Statement on Form S-1 with the Securities and Exchange Commission.

On October 10, 2020, the Herick Parties filed a Motion to Dismiss the Fourth and Fifth Claims for Relief. On October 30, 2020, the Parties filed a Stipulated Motion for an Extension of Time, through and including November 16, 2020, for us to respond to the Herick Parties’ Motion to Dismiss the Fourth and Fifth Claims for Relief. We and the Herick Parties are currently in active settlement negotiations which we believe are likely to result in a written settlement agreement and dismissal of all claims. The Parties currently anticipate completion of such settlement agreement on or before November 16, 2020.

On October 23, 2020, the Company entered into a convertible debenture with an accredited investor in the amount of $82,500 with a $3,750 OID and 12 months of prepaid interest at $3,750 or 5%. This debenture is convertible into common shares at 70% of the lowest closing price during the previous 25 trading days prior to conversion date. Prepayment is authorized at 0-60 days at 115%, 61-180 days at 130%. No prepayment after 180 days. Interest increases to 24% if default occurs.

NOTE 16.	SUBSEQUENT EVENTS

On January 8, 2020, the Company issued two $100,000 Senior OID Convertible Promissory Notes (“OID Notes) to two accredited investors (“Holders”) and received $190,000 in proceeds. Under the provisions of the OID Notes, each Holder was granted the right are their sole discretion to fund up to another $150,000 each under the same terms. The maturity date for each additional tranche of this OID Note funded shall be twelve (12) months from the date of funding.

These Notes were issued with a one-year maturity date, an 8% interest rate. The OID Notes are convertible into the Company’s Common Stock at a price equivalent to; the lower of $1.25/share at any time after 180 days, or 75% times the lowest closing price of Common Stock for 20 consecutive trading days prior to conversion. In the event of a change of control, the conversion price is 75% of the closing price. The Company has the right to Redeem these Notes at any time prior to maturity at 110% multiplied by the principal plus accrued interest plus outstanding accrued interest plus default interest if any. These OID Notes which also include anti-dilution features are senior obligations with priority over future debt, excluding mortgage debt.

On February 27, 2020, the Company issued another OID Note for $160,000 to a third accredited investor under comparable terms and received proceeds of $152,000. This Note is convertible into common stock at a price equivalent to; the lower of $1.25/share for the first 180 days from issuance, seventy-five percent (75%) of the lowest closing price of the Company’s Common Stock during the twenty (20) trading days immediately preceding Conversion Date. At issuance, the Company delivered a stock certificate representing half the Purchase Price in a restricted form (the “Returnable Shares”) in the name of the investor (153,940 shares based on the low closing price of $0.812). The Returnable Shares will only be returned to the Company’s treasury if the Note is prepaid in full within the initial 180 days after issuance.

These OID notes are considered to be derivative financial instruments and will create a derivative liability in its financial statements for the period ended March 31, 2020.

On March 16, 2020, the Company and Sunniva entered into a third amendment to the agreement, again amending the terms of the purchase price and resetting the proposed closing date of this transaction to be on or before March 31, 2020. The purchase price was amended to CAD $12.9 million in cash and CAD $7.1 million through the issuance of 3,566,687 of the Company’s newly created Series C Convertible, Redeemable Preferred Shares (the “Consideration Shares”). The Consideration Shares will pay an 8% cumulative dividend, are convertible into shares of the Company’s Common Stock and will give certain retraction rights based on the Company’s future capital raises.

On March 31, 2020, the Company issued an OID Note for $78,000 to an accredited investor under comparable terms and received proceeds of $75,000.

On May 22, 2020, the Company received a Letter of Interest from InSpire Capital and its assigns wherein they have agreed to loan the Company the principal sum of CAD $6.5 million to purchase the Sunniva property. The loan will be for a term of one year and accrue interest at the rate of 12% per annum, with a requirement that the Company make monthly interest payments of CAD $64,000. The Company is also obligated to pay a Lender Fee and Brokerage Fee of CAD $455,000 each at closing, along with a co-broker fee of CAD $260,000 and legal fees. The Company paid a non-refundable fee of CAD $30,000 upon execution. The Company borrowed CAD $20,000 of this fee from two of its officers on an interest free basis, which loans are due on demand.